Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Commitments and Contingencies
Commitments and Contingencies

Note 6. Commitments and Contingencies

We may be involved in various legal proceedings and litigation arising in the ordinary course of business. While any legal proceeding or litigation has an element of uncertainty, management believes the ultimate disposition of these matters will not have a material adverse effect on our consolidated financial position, results of operations, or liquidity.

Medicare RAC Contract Contingency

In August 2014, CMS announced it would allow providers to remove all eligible claims currently pending in the appeals process by offering to pay hospitals 68% of the original claim amount. This settlement was offered to the providers and it was unknown what, if any, impact there would be for the Medicare RACs. On July 1, 2015, CMS issued a Technical Direction Letter to the Medicare RACs, including ourselves, indicating that Medicare RACs will only be entitled to the contract contingency fee on the settled amounts of the claims, or 32% of the original inpatient claim amounts. Based on the initial lists of finalized settlements provided by CMS, we would be required to refund CMS approximately $22,308 due to the related adjustments in Medicare RAC contingency fees. CMS further advised that as the hospital settlement project continues, additional settlement lists will be matched to Medicare RAC claims which may result in updated refund amounts to those initially provided. While there are uncertainties in any dispute resolution and results are uncertain, we have disputed CMS’s findings based on our interpretation of the terms of the Medicare RAC contract and our belief that the backup data provided by CMS is inaccurate and/or incomplete. Our liability for estimated refunds and appeals includes amounts for these settled claims based on our best estimates of the amount we believe will be ultimately payable to CMS based on our interpretation of the terms of the Medicare RAC contract. We believe that it is possible that we could be required to pay an additional amount up to approximately $11,800 in excess of the amount we accrued as of September 30, 2016 based on the claims data we have received from CMS to date. As CMS completes its settlement process with the providers and updated files are provided to us, the potential amount owed by us may change. On September 28, 2016, CMS announced a second settlement process to allow eligible providers to settle their inpatient claims currently under appeal beginning December 1, 2016. This second settlement process could result in additional amounts owed to CMS. The amount of any such additional claims cannot presently be determined.

Note 8. Commitments and Contingencies

Operating Leases

We are obligated under non‑cancellable lease agreements for certain facilities and equipment, which frequently include renewal options and escalation clauses. For leases that contain predetermined fixed escalations, we recognize the related rent expense on a straight‑line basis and record the difference between the recognized rent expense and amounts payable under the lease as lease obligations. Lease obligations due within one year are included in accounts payable and accrued other expenses on our Consolidated Balance Sheets.

We lease certain facilities and equipment under non‑cancelable leases that expire at various points through 2026. Rent expense was $8,826 and $7,202 for the years ended December 31, 2015 and 2014, respectively.

Future minimum payments under non‑cancelable operating lease agreements as of December 31, 2015 were as follows:

Year ending December 31:
2016	$7,583
2017	7,170
2018	5,473
2019	2,585
2020	1,301
2021 ‑ 2026	1,732
Total minimum lease payments	$25,844

Legal and Other Matters

We may be involved in various legal proceedings and litigation arising in the ordinary course of business. While any proceeding or litigation has an element of uncertainty, management believes the ultimate disposition of these matters will not have a material adverse effect on our consolidated financial position, results of operations, or liquidity.

Medicare RAC Contract Contingency

In August 2014, CMS announced it would allow providers to remove all eligible claims currently pending in the appeals process by offering to pay hospitals 68% of the original claim amount. This settlement was offered to the providers and it was unknown what, if any, impact there would be for the Medicare RACs. On July 1, 2015, CMS issued a Technical Direction Letter to the Medicare RACs, including ourselves, indicating that Medicare RACs will only be entitled to the contract contingency fee on the settled amounts of the claims, or 32% of the original inpatient claim amounts. Based on the initial lists of finalized settlements provided by CMS, we would be required to refund CMS approximately $22,308 due to the related adjustments in Medicare RAC contingency fees. CMS further advised that as the hospital settlement project continues, additional settlement lists will be matched to Medicare RAC claims which may result in updated refund amounts to those initially provided. While there are uncertainties in any dispute resolution and results are uncertain, we have disputed CMS’s findings based on our interpretation of the terms of the Medicare RAC contract and our belief that the backup data provided by CMS is inaccurate and/or incomplete. Our liability for estimated refunds and appeals includes amounts for these settled claims based on our best estimates of the amount we believe will be ultimately payable to CMS based on our interpretation of the terms of the Medicare RAC contract. We believe that it is possible that we could be required to pay an additional amount up to approximately $12,400 in excess of the amount we accrued as of December 31, 2015 based on the claims data we have received from CMS to date. As CMS completes its settlement process with the providers and updated files are provided to us, the potential amount owed by us may change.

Asset Retirement Obligations

We have AROs arising from contractual requirements to perform specified activities at the time of disposition of certain leasehold improvements and equipment at some of our facilities. Changes in the carrying amount of AROs were as follows:

	Year ended December 31,
	2015	2014
Balance beginning of period	$2,055	$1,770
Additional ARO Liability	207	154
Accretion expense	153	131
Balance at end of period	$2,415	$2,055